Subsequent events	12 Months Ended
Mar. 31, 2019
Subsequent Events [Abstract]
Subsequent events

23. Subsequent event

The Company partly commenced commercial operations of its 150 MW solar power plant located in Rajasthan, during April 2019.

On May 3, 2019, the Company announced the retirement of Mr. Inderpreet Singh Wadhwa, Chief Executive Officer and Chairman of the board of directors. He will continue as Chairman and CEO until the new CEO begins work at Azure Power or December 31, 2019, whichever is earlier. Mr. Wadhwa will serve as an advisor to the Company until December 31, 2019 even if a new CEO begins work prior to that date.

The Company evaluated all other events or transactions that occurred after March 31, 2019. Based on this evaluation, the Company is not aware of any event or transactions that would require recognition or disclosure in the financial statements.